SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

OFS CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

2850 West Golf Road, 5th Floor

Rolling Meadows, Illinois 60008

May 6, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of OFS Capital Corporation (the “Company,” “OFS Capital,” “we,” “us,” or “ours”) to be held on Tuesday, June 4, 2013 at 10:00 A.M., Central time, at 2850 West Golf Road, Auditorium of the West Tower, Rolling Meadows, Illinois 60008.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked: (i) to elect one director of the Company; and (ii) to ratify the selection of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. We will also report on the progress of the Company during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Glenn R. Pittson

Chairman of the Board of Directors and Chief

Executive Officer

2850 West Golf Road, 5th Floor

Rolling Meadows, Illinois 60008

(847) 734-2060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 4, 2013

10:00 A.M., Central time

To the Stockholders of OFS Capital Corporation:

The 2013 Annual Meeting of Stockholders of OFS Capital Corporation (the “Company,” “OFS Capital,” “we,” “us,” or “ours”) will be held at 2850 West Golf Road, Auditorium of the West Tower, Rolling Meadows, Illinois 60008 on Tuesday, June 4, 2013 at 10:00 A.M., Central time, for the following purposes:

1.	To elect one director of the Company, who will serve for a term of three years, or until her successor is duly elected and qualified; and

2.	To ratify the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 15, 2013. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2012 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.ofscapital.com.

By Order of the Board of Directors,

Jeffrey A. Cerny, Corporate Secretary

Rolling Meadows, Illinois

May 6, 2013

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

OFS CAPITAL CORPORATION

2850 West Golf Road, 5th Floor

Rolling Meadows, Illinois 60008

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 4, 2013

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of OFS Capital Corporation (“Board” or “Directors”), a Delaware corporation (the “Company,” “OFS Capital,” “we,” “us,” or “ours”), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 A.M. Central time on Tuesday, June 4, 2013, at 2850 West Golf Road, Auditorium of the West Tower, Rolling Meadows, Illinois 60008, and any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to stockholders of record described below on or about May 6, 2013 and are available at www.ofscapital.com.

All properly executed proxies representing shares of stock (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect a director and FOR the proposal to ratify the selection of McGladrey LLP as the Company’s independent registered public accountant. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Record Date

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on the record date. The Board has fixed the close of business on April 15, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. There were 9,613,582 shares of the Company’s common stock outstanding on the Record Date.

Votes Required

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes

Proposal 1 –To elect one director of the Company, who will serve for a term of three years, or until her successor is duly elected and qualified	Affirmative vote by a plurality of holders of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 2 – To ratify the selection of McGladrey LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013	The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

Voting

When mailing your proxy card, you are requested to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 10:00 A.M. Central time on June 4, 2013.

The Company will furnish a copy of the most recent annual report on Form 10-K (the “Annual Report”) upon request without charge by writing the Company at OFS Capital Corporation, c/o Jeffrey A. Cerny, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008. The Annual Report will also be available on the Company’s website at www.ofscapital.com and the SEC’s website at www.sec.gov or by e-mailing investorrelations@ofscapital.com.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of stockholders, and the proxy card. The Company has requested that brokers, nominees, fiduciaries, and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone, facsimile transmission, or telegram by directors, officers, or regular employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 10, 2013, the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 9,613,582 shares of common stock outstanding as of April 10, 2013.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of OFS Capital Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class
Other

Orchard First Source Asset Management, LLC (“OFSAM”)[1]	2,946,474	30.7%

Interested Directors

Glenn R. Pittson	None	None

Bilal Rashid	None	None

Independent Directors

Marc Abrams	None	None

Robert J. Cresci	None	None

Elaine E. Healy	None	None

Officers Who Are Not Directors

Jeffrey A. Cerny	None	None

Robert S. Palmer	None	None

Eric P. Rubenfeld	None	None

Bei Zhang	None	None

Officers and Directors as a group (9 persons)	None	None

[1]

OFSAM is owned by Glenn R. Pittson, Bilal Rashid, Jeffrey A. Cerny and members of the investment committee of OFS Capital Management, LLC (“OFS Advisor”), the Company’s investment adviser. None of Messrs. Pittson, Rashid or Cerny is a beneficial owner of the Company’s shares held by OFSAM for purposes of Section 13(d).

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Set forth in the table below is the dollar range of equity securities beneficially owned by each director as of April 10, 2013.

Name of Director	Dollar Range of Equity Securities in the Company[1,2]

Independent Directors

Marc Abrams	None

Robert J. Cresci	None

Elaine E. Healy	None

Interested Directors

Glenn R. Pittson	None

Bilal Rashid	None

[1]	The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

[2]	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).

PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to the Company’s bylaws, the Board may modify, by amendment to our By-Laws, the number of members of the board of directors provided that the number of directors will not be fewer than four or greater than eight. The Board currently consists of five members, of whom three are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Rule 5605(b)(1) of The NASDAQ Global Market rules requires that the Company maintain a majority of independent directors on the Board and further provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Ms. Healy has been nominated for re-election for a three year term expiring in 2016. Ms. Healy has indicated her willingness to continue to serve if elected and has consented to be named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for or against each of the nominees or abstain from voting. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election of directors. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether each of the nominees for election as a director have been elected. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

Information about Director Nominee and Officers

Certain information as of April 10, 2013, pertaining to the director nominee and executive officers of the Company, as well as each of the other Directors who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a director of the Company. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Company’s stockholders. The term “executive officer” means the president, any vice president in charge of a principal business unit, division, or function, or any other officer who performs a policy making function.

DIRECTOR NOMINEE

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Elaine E. Healy Director Age: 50	Since 2011

Elaine E. Healy is the co-founder, president, chief operating officer and a director of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002. She is a senior executive with a broad investment background in operating companies ranging from start-ups to emerging growth to publicly traded entities. Ms. Healy has more than 10 years of experience operating in an entrepreneurial environment and as a director of companies in a wide range of industries. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios.

Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy brings to our board an invaluable perspective on the building blocks for a successful enterprise and extensive experience with a wide range of investment vehicles, including closed end funds, SBICs, business development companies and both limited and general partnerships.

N/A

INDEPENDENT DIRECTORS

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Marc Abrams Director Age: 67	Since 2011

Marc Abrams is the founder and leader (on a semi-retired status) of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 35 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing.

Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abrams brings to our board of directors extensive accounting experience and expertise, which will be invaluable to our company.

N/A

Robert J. Cresci Director Age: 69	Since 2011

Robert J. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation and Continucare.

Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and holds a M.B.A. in Finance from the Columbia University Graduate School of Business. By virtue of his time with Pecks Management Partners and the other business entities mentioned, Mr. Cresci brings to our board of directors his broad expertise and experience in investment strategies, accounting issues, and public company matters.

j2 Global, Inc.; Luminex Corporation; Continucare

INTERESTED DIRECTORS3

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Glenn R. Pittson Chairman and Chief Executive Officer Age: 57	Since 2010

Glenn R. Pittson is the President and Chief Investment Officer of OFSAM, which he co-founded in 2001, and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and member of the investment, credit and executive committees. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management. Prior to founding OFSAM, Mr. Pittson spent the majority of his career at Canadian Imperial Bank of Commerce and its affiliates. During 1997 and 1998, Mr. Pittson managed CIBC’s U.S. loan portfolio as the head of U.S. Credit Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities.

From 1997 through 1999, Mr. Pittson was also a member of various core operating committees at CIBC, including the U.S. Credit Committee, the New Initiatives Committee, the Global Finance Committee, the U.S.A. Management Committee and the U.S. Underwriting Committee. As a founding manager of CIBC’s leveraged buyout business in the mid-1980s, Mr. Pittson focused on building the middle-market, agented transaction business. Mr. Pittson holds a B.S. in Economics and Finance from Rutgers University. Mr. Pittson’s entrepreneurial and leadership experience with OFSAM and his previous experience in lending, loan origination and management are invaluable to our board of directors.

N/A

Bilal Rashid Director Age: 42	Since 2010	Bilal Rashid is a Senior Managing Director of OFSC and a member of the investment, credit and executive committees of the firm. In addition to his investment responsibilities, he is responsible for the capital markets-related activities of OFSC. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 17 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from CIBC. Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid brings to our board of directors invaluable experience in debt capital markets.	N/A

OFFICERS WHO ARE NOT DIRECTORS

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Officer
Robert S. Palmer Chief Financial Officer And Treasurer Age: 53	Since 2011	Robert S. Palmer is the Chief Financial Officer of OFS Capital. Mr. Palmer is also a Managing Director of OFSC and has served as a member of OFSC’s credit and investment committees for senior lending. Prior to joining OFSC in September 2000, Mr. Palmer spent 11 years at First Maryland Bancorp (now M&T Bank), where he was a vice president, and five years at NationsBank Corp. (now Bank of America), where he served as senior vice president/senior credit policy officer. Mr. Palmer holds a B.A. degree from Washington & Lee University and an M.A. from The Johns Hopkins University School of Advanced International Studies.	N/A

Eric P. Rubenfeld Chief Compliance Officer Age: 42	Since 2010	Eric P. Rubenfeld is the Chief Compliance Officer of OFS Capital, which he joined in 2010. Mr. Rubenfeld also serves as the general counsel for several affiliated entities of OFS Capital, including OFSC. Mr. Rubenfeld has over 15 years of experience in structuring complex financial transactions. Prior to joining OFS Capital, Mr. Rubenfeld spent four years at GSC Group, most recently serving as the General Counsel and Chief Compliance Officer. From 2004 to 2006, Mr. Rubenfeld was Director and Counsel at Assured Guaranty Corp, where he worked extensively with underwriters and risk managers in structured finance transactions. From 1995 to 2004, he worked as an attorney with a number of leading law firms, including Proskauer Rose, Arnold & Porter and Fried, Frank, Harris, Shriver & Jacobson, culminating in his position as counsel with McKee Nelson LLP. Mr. Rubenfeld has a J.D., cum laude, from Harvard Law School and a B.A. in Economics and History, magna cum laude, from UCLA.	N/A

Bei Zhang, CPA Chief Accounting Officer Age: 42	Since 2011	Bei Zhang is the Chief Accounting Officer of OFS Capital. Ms. Zhang also serves as the Chief Accounting Officer and Controller of OFSC. Prior to joining OFSC in November 2009, Ms. Zhang spent nine years at L J Soldinger Associates, LLC, a certified public accounting firm, the last five years of which she acted as a Senior Audit Manager where she, among other things, supervised and led staff in conducting audit and quarterly reviews of financial statements for publicly traded companies. Ms. Zhang is a licensed Certified Public Accountant with a Masters of Accounting Science from University of Illinois at Urbana-Champaign and a Bachelor of Arts in English from Southeast University in Nanjing City, P.R. China.	N/A

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Officer

Jeffery A. Cerny Corporate Secretary Age: 50	Since 2011	Jeffrey A. Cerny is a Senior Managing Director of OFSC, where he serves as the Chairman of the credit committee and sits on the investment and executive committees. Prior to joining OFSC, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.	N/A

[1]	The address for each officer and director is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

[2]	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.

[3]	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Pittson and Rashid are each an “interested person” because of their affiliation with OFS Advisor.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Chairman and Chief Executive Officer

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO. Specifically:

•	Three of the five current directors of the Company are independent directors;

•	All of the members of the Audit Committee and Nominating and Corporate Governance Committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Pittson and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Pittson; and

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Robert J. Cresci currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding Board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the Board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The Board of Directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Related-Party Transactions and Certain Relationships

We have entered into agreements with OFS Advisor in which certain members of our senior management have ownership and financial interests. Members of our senior management and members of OFS Advisor’s investment committee also serve as principals of other investment managers affiliated with OFSAM and its other affiliates that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors, the personnel of OFS Advisor and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by OFSAM or its other affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFSAM and its other affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, OFS Advisor intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with OFS Advisor’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client.

OFS Advisor and its other affiliates will have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures will be designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and OFS Advisor’s other clients. An investment opportunity that is suitable for multiple clients of OFS Advisor and its other affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its other affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our senior management, members of OFS Advisor’s investment committee and other investment professionals from OFSAM or its other affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

We have entered into an Investment Advisory Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our Board of Directors with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. This could incentivize OFS Advisor to cause us to make more speculative investments or increase our debt outstanding in an effort to recoup its payment out of additional advisory compensation.

We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”) furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.

OFS Advisor is an affiliate of OFSC, with which it has entered into a staffing and corporate services agreement (the “Staffing Agreement”). Under this agreement OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement should provide OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of OFS Advisor’s investment committee to serve in that capacity. OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

OFSC also has entered into a staffing and corporate services agreement with OFS Services. Under this agreement, OFS Services will make available to OFSC the administrative resources of OFS Services.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of our Board of Directors is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Corporate Governance Documents

We maintain a corporate governance webpage at the “Governance Documents” link under the “Investor Relations” link at www.ofscapital.com.

Our Code of Business Conduct and Board Committee charters are available at our corporate governance webpage at www.ofscapital.com and are also available to any stockholder who requests them by writing to our Chief Compliance Officer, Eric P. Rubenfeld, at OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Chief Compliance Officer.

Code of Ethics and Business Conduct

We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Eric P. Rubenfeld, at OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008. The Company’s Code of Business Conduct is also available on our website at www.ofscapital.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.ofscapital.com as well as file a Form 8-K with the SEC.

Director Independence

In accordance with rules of The NASDAQ Global Market, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in The NASDAQ Global Market rules. The NASDAQ Global Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the following directors and director nominee is independent and has no relationship with the Company, except as a director of the Company: Messrs. Abrams and Cresci and Ms. Healy.

Annual Evaluation

Our directors will perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation will include an annual questionnaire and Board committee discussion.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Chief Compliance Officer. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate OFS Capital Corporation personnel will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

The Board has established a standing audit committee and a standing nominating and corporate governance committee. The Board met six times during the fiscal year ended December 31, 2012. Each director attended at least 75% of the aggregate of: (i) all regular meetings of the Board held during the fiscal year ended December 31, 2012; and (ii) all committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

Audit Committee

The Audit Committee is presently composed of three persons, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Abrams serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Abrams is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Audit Committee. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee also establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and other investments. The Audit Committee met six times during the fiscal year ended December 31, 2012.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at www.ofscapital.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of three members, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by NASDAQ and is independent for purposes of the 1940 Act. Mr. Cresci serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2012.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at www.ofscapital.com.

Compensation Committee

The Company does not have a compensation committee because our executive officers do not receive any direct compensation from us. However, the compensation payable to the Company’s investment adviser pursuant to the investment advisory agreement is separately approved by a majority of the independent directors.

Compensation of Executive Officers

None of our officers receives direct compensation from us. Mr. Pittson, our Chief Executive Officer, Mr. Palmer, our Chief Financial Officer, Ms. Zhang, our Chief Accounting Officer, and Mr. Rubenfeld, our Chief Compliance Officer, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services.

Compensation of Directors

The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2012.

Name	Aggregate Compensation from OFS Capital Corporation	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Total Compensation from OFS Capital Corporation Paid to Director
Independent Directors
Marc Abrams	$31,680	—	$31,680

Robert J. Cresci	$31,680	—	$31,680

Elaine E. Healy	$30,380	—	$30,380

Interested Directors
Glenn R. Pittson	—	—	—

Bilal Rashid	—	—	—

(1)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

We paid our independent directors an annual fee of $20,000, payable quarterly, for the period from January 1, 2012 through November 7, 2012, the date of the initial public offering. Subsequent to the initial public offering, the independent directors receive an annual fee of $90,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Required Vote

The director nominee shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. Each share may be voted for each director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2— RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board have appointed McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, subject to ratification by our stockholders. McGladrey was selected by the Audit Committee of the Company and that selection was ratified by the Company’s Board, including all of the independent directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of McGladrey in the Company.

It is expected that a representative of McGladrey will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Independent Auditor’s Fees1

The following table presents fees incurred by the Company for the fiscal years ended December 31, 2012 and 2011 from the Company’s principal accounting firm, McGladrey.

	2012	2011
Audit Fees	$290,133	$162,616
Audit-Related Fees	177,047	85,720
Tax Fees	11,500	7,100
All Other Fees	—	—

Total Fees	$478,680	$255,436

[1]	We completed our initial public offering on November 14, 2012.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which McGladrey billed the Company for the fiscal year ended December 31, 2012 were pre-approved by the Audit Committee.

Audit Committee Report2

Commencing with the quarter ended September 30, 2012, as part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the Commission as of and for the three and nine months ended September 30, 2012 and as of and for the year ended December 31, 2012. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S.

generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 16.

The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by McGladrey, the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee received and reviewed the written disclosures from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with the Audit Committees concerning independence, and has discussed with the firm its independence. The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2012, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC. The Audit Committee also recommended the selection of McGladrey to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

The Audit Committee

Marc Abrams, Chair

Robert J. Cresci

Elaine E. Healy

[2]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of McGladrey to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF MCGLADREY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company’s bylaws require the Company to hold an annual stockholders meeting for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2014 Annual Meeting of Stockholders must be received by the Company on or before February 4, 2014. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Jeffrey A. Cerny at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Stockholder proposals or director nominations to be presented at the 2013 Annual Meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. For the Company’s 2014 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than March 6, 2014. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2013 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by March 6, 2014 but not before February 4, 2014. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD BY RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNUAL MEETING OF STOCKHOLDERS OF

OFS CAPITAL CORPORATION

June 4, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at - www.ofscapital.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

¢	10030000000000000000 3	060413

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. To elect the nominees specified below as Directors:			2. To ratify the selection of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐
NOMINEE:
☐ FOR THE NOMINEE	Elaine E. Healy
☐ WITHHOLD AUTHORITY FOR THE NOMINEE			3. To transact such other business as may properly come before the Annual Meeting, or any adjournments thereof.

All properly executed proxies representing shares of stock (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect a director and FOR the proposal to ratify the selection of McGladrey LLP as the Company’s independent registered public accounting firm. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors knows of no other business to be presented at the meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008 prior to the date of the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

☐                ¢

OFS CAPITAL CORPORATION

2850 West Golf Road, 5th Floor

Rolling Meadows, Illinois 60008

Proxy for Annual Meeting of Stockholders on June 4, 2013

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robert Palmer and Jeffrey Cerny, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of OFS Capital Corporation, to be held at 10:00 A.M. Central time on Tuesday, June 4, 2013, at 2850 West Golf Road, Auditorium of the West Tower, Rolling Meadows, Illinois 60008, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

¢	14475	¢